EXHIBIT 99.1

DTE Energy reports strong third-quarter 2018 results, raises 2018 guidance and provides 2019 early outlook

•	Recognized as top corporate citizen in Michigan

•	Ranked second in customer satisfaction

•	Broke ground on Blue Water Energy Center

DETROIT, October 24, 2018 - DTE Energy (NYSE:DTE) today reported third quarter 2018 earnings of $334 million, or $1.84 per diluted share, compared with $270 million, or $1.51 per diluted share in 2017.

Operating earnings for the third quarter 2018 were $388 million, or $2.13 per diluted share, compared with 2017 operating earnings of $264 million, or $1.48 per diluted share. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

"This year, DTE Energy has made significant strides in our drive for a cleaner energy future,” said DTE Energy Chairman and CEO Gerry Anderson. “At the same time, our financial performance continues to be strong and we are well positioned for another successful year.”

Anderson noted the following business and environmental accomplishments:

•
Ranked as one of the country’s top corporate citizens by Points of Light. DTE Energy was the only Michigan company named to the Civic 50 - the top 50 companies nationwide in corporate citizenship - by Points of Light, the world’s largest organization dedicated to volunteer service. DTE was also recognized as the leading energy company nationally.

•	Ranked second in overall customer satisfaction with gas and electric residential customers in the Midwest in J.D. Power’s 2018 study.

•
Broke ground on Blue Water Energy Center. DTE took a significant step toward its goal of reducing carbon emissions by more than 80 percent by breaking ground on a state-of-the-art, $1 billion natural gas-fueled plant. The Blue Water Energy Center will be the most efficient power plant in the state when it begins producing affordable and reliable low-emission electricity.

•
Pioneered a renewable natural gas project partnership. DTE’s Power and Industrial group announced its first dairy-to-renewable natural gas (RNG) project with a Wisconsin based dairy farm. Natural gas generated from agricultural waste will power compressed natural gas vehicles, offsetting the use of fossil-based fuels.

•
Announced industry leading plan to reduce methane emissions by 80 percent by 2040 at DTE Gas. DTE is achieving these reductions by replacing steel and cast iron pipelines at an accelerated pace and through best practices for compressor operations.

•	Placed NEXUS gas pipeline into service. NEXUS is a 256 mile pipe that will bring low cost gas supply to Michigan from nearby states.

•
Continued support of Michigan businesses: DTE Energy spent nearly $1.2 billion with Michigan-based companies through the third quarter of this year, exceeding its commitment to the Pure Michigan Business Connect local supplier initiative. This includes $380 million spent in the city of Detroit.

Financial outlook

DTE Energy increased 2018 operating EPS guidance from $5.94 - $6.32 to $6.12 - $6.48.

“We delivered strong third quarter financial results driven primarily by warm weather allowing for significant reliability investments and putting us in position to increase guidance for 2018 for the second time this year,” said Peter Oleksiak, DTE Energy senior vice president and CFO.

DTE Energy also provided 2019 operating EPS early outlook guidance range of $5.97 - $6.33.

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 9 a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in numbers in the U.S. and Canada are toll free: (888) 505-4377 or international toll: (719) 325-2390. The passcode is 9327084. The webcast will be archived on the DTE Energy website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Wednesday, November 7. To access the replay, dial U.S. and Canada toll free (888) 203-1112 or international toll (719) 457-0820 and enter the passcode 9327084.

About DTE Energy
DTE Energy (NYSE:DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric utility serving 2.2 million customers in Southeastern Michigan and a natural gas utility serving 1.3 million customers in Michigan. The DTE Energy portfolio includes non-utility energy businesses focused on power and industrial projects, natural gas pipelines, gathering and storage, and energy marketing and trading. Information about DTE Energy is available at dteenergy.com, twitter.com/dte_energy and facebook.com/dteenergy.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this release, DTE Energy discusses 2018 operating earnings guidance and 2019 early outlook. It is likely that certain items that impact the company's 2018 and 2019 reported results will be excluded from operating results. Reconciliations to the comparable 2018 reported earnings guidance and 2019 early outlook are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

The information contained herein is as of the date of this release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this release as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This release contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially.

Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; the cost of protecting assets against, or damage due to, cyber crime and terrorism; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2017 Form 10-K and 2018 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

For further information, members of the media may call:
Pete Ternes, DTE Energy, 313.235.5555

For further information, analysts may call:
Barbara Tuckfield, DTE Energy, 313.235.1018
John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended September 30,
	2018						2017
	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes*	Operating Earnings
	(In millions)
DTE Electric	$305	$—		$(1)	A	$304	$219	$5	D	$(2)	$222

DTE Gas	(30)	—		2	A	(28)	(15)	3	D	(1)	(13)

Non-utility operations
Gas Storage and Pipelines	66	—		(2)	A	64	36	—		—	36

Power and Industrial Projects	58	—		(1)	A	63	44	—		—	44
		8	B	(2)

Energy Trading	(13)	37	C	(9)		15	1	(18)	C	7	(10)

Total Non-utility operations	111	45		(14)		142	81	(18)		7	70

Corporate and Other	(52)	—		22	A	(30)	(15)	—		—	(15)

Net Income Attributable to DTE Energy Company	$334	$45		$9		$388	$270	$(10)		$4	$264

* Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 27% for the three months ended September 30, 2018 and combined federal and state income tax rate of 41% for the three months ended September 30, 2017.

Adjustments key
A) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense
B) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net
C) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

D) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)

	Three Months Ended September 30,
	2018						2017
	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes*	Operating Earnings
	(In millions)
DTE Electric	$1.68	$—		$(0.01)	A	$1.67	$1.22	$0.03	D	$(0.01)	$1.24

DTE Gas	(0.17)	—		0.01	A	(0.16)	(0.08)	0.02	D	(0.01)	(0.07)

Non-utility operations
Gas Storage and Pipelines	0.36	—		(0.01)	A	0.35	0.20	—		—	0.20

Power and Industrial Projects	0.32	—		(0.01)	A	0.34	0.24	—		—	0.24
		0.04	B	(0.01)

Energy Trading	(0.07)	0.20	C	(0.05)		0.08	0.01	(0.10)	C	0.04	(0.05)

Total Non-utility operations	0.61	0.24		(0.08)		0.77	0.45	(0.10)		0.04	0.39

Corporate and Other	(0.28)	—		0.13	A	(0.15)	(0.08)	—		—	(0.08)

Net Income Attributable to DTE Energy Company	$1.84	$0.24		$0.05		$2.13	$1.51	$(0.05)		$0.02	$1.48

* Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 27% for the three months ended September 30, 2018 and combined federal and state income tax rate of 41% for the three months ended September 30, 2017.

(1) Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the Consolidated Statements of Operations (Unaudited)

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Nine Months Ended September 30,
	2018						2017
	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes*	Operating Earnings
	(In millions)
DTE Electric	$608	$—		$7	A	$609	$463	$16	F	$(6)	$476
		2	B	(1)				5	B	(2)
		(10)	C	3

DTE Gas	88	—		10	A	97	93	3	B	(1)	95
		1	B	—
		(3)	C	1

Non-utility operations
Gas Storage and Pipelines	188	—		(2)	A	186	121	—		—	121

Power and Industrial Projects	146	—		(1)	A	148	104	—		—	104
		(4)	C	1
		8	D	(2)

Energy Trading	13	14	E	(3)		24	97	(139)	E	54	12

Total Non-utility operations	347	18		(7)		358	322	(139)		54	237

Corporate and Other	(114)	—		27	A	(87)	(31)	—		—	(31)

Net Income Attributable to DTE Energy Company	$929	$8		$40		$977	$847	$(115)		$45	$777

* Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 27% for the nine months ended September 30, 2018 and combined federal and state income tax rate of 41% for the nine months ended September 30, 2017.

Adjustments key
A) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense
B) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance
C) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance
D) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net
E) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

F) MSPC disallowance of power supply recovery costs related to customer settlement — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions — Interest Expense

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)

	Nine Months Ended September 30,
	2018						2017
	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes*	Operating Earnings
	(In millions)
DTE Electric	$3.36	$—		$0.04	A	$3.37	$2.58	$0.09	F	$(0.03)	$2.66
		0.02	B	(0.01)				0.03	B	(0.01)
		(0.06)	C	0.02

DTE Gas	0.49	—		0.06	A	0.55	0.52	0.02	B	(0.01)	0.53
		0.01	B	—
		(0.02)	C	0.01

Non-utility operations
Gas Storage and Pipelines	1.04	—		(0.01)	A	1.03	0.68	—		—	0.68

Power and Industrial Projects	0.81	—		(0.01)	A	0.81	0.57	—		—	0.57
		(0.03)	C	0.01
		0.04	D	(0.01)

Energy Trading	0.07	0.08	E	(0.02)		0.13	0.54	(0.78)	E	0.31	0.07

Total Non-utility operations	1.92	0.09		(0.04)		1.97	1.79	(0.78)		0.31	1.32

Corporate and Other	(0.64)	—		0.14	A	(0.50)	(0.17)	—		—	(0.17)

Net Income Attributable to DTE Energy Company	$5.13	$0.04		$0.22		$5.39	$4.72	$(0.64)		$0.26	$4.34

* Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 27% for the nine months ended September 30, 2018 and combined federal and state income tax rate of 41% for the nine months ended September 30, 2017.

(1) Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the Consolidated Statements of Operations (Unaudited)

Adjustments key — see previous page